UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2004

HOLLINGER INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-14164 (Commission File Number)	95-3518892 (I.R.S. Employer Identification No.)

401 North Wabash Avenue, Suite 740 Chicago, IL (Address of principal executive offices)		60611 (Zip Code)

Registrant’s telephone number, including area code: (312) 321-2299

ITEM 8.01 OTHER EVENTS
SIGNATURES
EXHIBIT INDEX
EX-99.1: PRESS RELEASE
EX-99.2: REPORT OF THE SPECIAL COMMITTEE OF THE COMPANY

     ITEM 8.01 OTHER EVENTS

          The Special Committee formed by the Board of Directors of Hollinger International Inc. (the “Company”) to investigate, among other things, certain management fees and purported non-compete payments made to Hollinger Inc., the Company’s former Chairman, Conrad Black, and other executives, has issued its report and such report has been filed with the U.S. District Court for the Northern District of Illinois. A copy of the Company’s press release relating to the report is attached as Exhibit 99.1 and the report is attached as exhibit 99.2 to this Form 8-K.

          The information contained in this report, including the exhibits attached hereto, are also intended to be furnished under Item 8.01 “Regulation FD Disclosure” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or to be incorporated by reference into filings under the Securities Act of 1933.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOLLINGER INTERNATIONAL INC.
(Registrant)

Date: August 31, 2004	By:	/s/ James R. Van Horn

	Name:	James R. Van Horn
	Title:	VP, General Counsel and Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
Exhibit 99.1	Press Release dated August 30, 2004.

Exhibit 99.2	Report of the Special Committee of the Company, dated August 30, 2004.